UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	V	New York Stock Exchange
(Title of each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Visa continues to monitor the COVID-19 impact globally. In November, year-over-year spend growth in some countries slowed due to increased COVID-related restrictions while other countries experienced boosts from elevated holiday shopping. Globally, year-over-year spend growth was generally similar to October levels.

In November, total U.S. payments volume rose 6% year-over-year, with the difference in growth from October being relatively similar by state. Debit continued its strong growth, up 19% in November despite a smaller contribution from prepaid spending. Credit declined 5% for the month. Card not present excluding travel increased 27% year-over-year in November while card present declined 7%. Growth in spend by merchant category was generally lower than October, with the exception of retail goods, primarily due to holiday shopping.

International market trends varied based on the level of COVID-related restrictions and holiday timing in November. Across Europe, in countries such as the UK, Italy and Germany, COVID-related restrictions helped domestic card not present payments volume but overall payments volume growth slowed. In India and Hong Kong, domestic spend benefited from Diwali-related and Singles Day sales, respectively. In Australia, the UAE, Japan and Brazil domestic spend growth was consistent with or better than October levels.

Cross-border volume excluding intra-Europe transactions improved 4 points from October, posting a 33% year-over-year decline in November. This was led by strong eCommerce spend, up 20% year-over-year in November, driven primarily by holiday-related retail spend late in the month. Travel related cross-border volume (card present and card not present) declined 65%. Cross-border volume including intra-Europe transactions declined 19% year-over-year in November.

Global processed transactions increased 3% in November, 2 points lower than October, reflecting the decline in card present spending.

As a result of COVID, the holiday season this year is likely to look different than prior years in terms of where, when and on what consumers spend. As such, specific week-by-week comparisons may not reflect underlying trends and the full impact is not expected to be clear until the end of the holiday season.

The table below shows the increase / (decrease) in certain key metrics against the comparable 2019 periods for October, November and quarter-to-date (October 1 – November 30, 2020):

Year-over-Year Increase / (Decrease)	October	November	Quarter-to-Date
U.S. Payments Volume	10%	6%	8%
Credit	(3%)	(5%)	(4%)
Debit	24%	19%	21%
Cross-Border Volume Excluding Intra-Europe Transactions*	(37%)	(33%)	(35%)
Cross-Border Volume Including Intra-Europe Transactions*	(25%)	(19%)	(22%)
Processed Transaction	5%	3%	4%
*In constant dollars

Charts that follow provide growth trends against the comparable 2019 periods by week in September, October and November for U.S. payments volumes, processed transactions and cross-border volumes:

The foregoing information is preliminary in nature and has not been audited or reviewed by our auditors and is subject to change.

All information in Item 7.01 is furnished but not filed and shall not be deemed to be incorporated by reference into any of Visa’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent otherwise set forth therein.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, the impact on our underlying business drivers and other volume and transaction trends as a result of COVID-19, our future operations, prospects, developments, strategies and business growth. Forward-looking statements generally are identified by words such as “anticipates,” “estimates,” “expects,” “intends,” “may,” “projects,” “outlook,” “could,” “should,” “will,” “continue” and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict.

Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to:

•impact of global economic, political, market, health and social events or conditions, including the impact of COVID-19;
•increased oversight and regulation of the global payments industry and our business;
•impact of government-imposed obligations and/or restrictions on international payment systems;
•outcome of tax, litigation and governmental investigation matters;
•increasingly intense competition in the payments industry, including competition for our clients and merchants;
•proliferation and continuous evolution of new technologies and business models;
•our ability to maintain relationships with our clients, acquirers, processors, merchants and other third parties;
•brand or reputational damage;
•exposure to loss or illiquidity due to settlement guarantees;
•the impact of the United Kingdom’s withdrawal from the European Union;
•a disruption, failure, breach or cyber-attack of our networks or systems;
•risks, uncertainties and the failure to achieve the anticipated benefits with respect to our acquisitions and other strategic investments; and
•other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2020, and our subsequent reports on Form 8-K.

Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: December 1, 2020	By:	/s/ Vasant M. Prabhu
Vasant M. Prabhu Vice Chairman and Chief Financial Officer